Redeemable Non-controlling Interests	12 Months Ended
Dec. 31, 2012
Redeemable Non-controlling Interests
(8)	REDEEMABLE NON-CONTROLLING INTERESTS

On December 30, 2010, LDK Silicon & Chemical Technology Co., Ltd. (“LDK SCT”), one of the Company’s wholly owned subsidiaries, entered into a subscription investment agreement with China Development Bank Capital Corporation Ltd., two investment funds affiliated with China Construction Bank Corporation Ltd. and an investment fund affiliated with another major PRC bank (collectively as “the Strategic Investors”) to allot and issue 240,000,000 series A redeemable convertible preferred shares for an aggregate issuance price of US$ 240,000. The transaction was consummated with the preferred shares allotted and issued on June 3, 2011. The preferred shares on an as-if-converted basis represented approximately 18.46% of the aggregate issued and outstanding share capital of LDK SCT on the closing date, with the Company holding the remaining 81.54%.

Pursuant to the investment agreement, the Strategic Investors have the right to convert all or any portion of their preferred shareholdings into ordinary shares of LDK SCT at the initial conversion ratio of 1:1 at any time after the date of issuance of the preferred shares and prior to the closing of a qualified initial public offering of LDK SCT (“Qualified IPO”). The initial conversion ratio is subject to certain standard anti-dilution provisions. The strategic investors also have the right to require the Company and/or LDK SCT to redeem the preferred shares if (i) LDK SCT has not completed a Qualified IPO by June 3, 2013, or (ii) a material breach of the terms and conditions of the investment agreements by the Company, LDK SCT, their respective subsidiaries, and Mr. Xiaofeng Peng (“Mr. Peng”). In the event of any redemption under this right, the redemption price is equal to 100% of the subscription price of US$240,000, plus a 23% internal rate of return on such subscription price minus any dividends paid up to the date of redemption plus an annual dividend on a pro rata basis among all shareholders of LDK SCT up to an amount of its retained earnings so that the strategic investors will receive at least US$15,000 of such dividend, to the extent the declaration and distribution of such dividend are permitted by laws and contractual obligations applicable to LDK SCT. LDK SCT will not be liable for the declaration and distribution of such dividend if, by the end of that year, it has received an approval for listing of its shares on an internationally recognized stock exchange for a Qualified IPO and the Qualified IPO is consummated within three months from the date of the listing approval. In addition, a cash compensation is paid to the Strategic Investors if the consolidated net profit of LDK SCT and its subsidiaries fails to achieve the targeted net profits for each of 2010 and 2011. Management concluded that the net profit target of LDK SCT and its subsidiaries was met for 2010 and 2011. Accordingly, no cash compensation has been recognized. The Company also pledged 15% of its equity interests in Jiangxi LDK Solar Hi-Tech Co., Ltd. (“JXLDK”) to China Development Bank Capital Corporation Ltd, which shall expire and automatically terminate immediately prior to the Qualified IPO.

The series A preferred shares issued by LDK SCT was recorded and accounted for as redeemable non-controlling interests outside of permanent equity in the Group’s consolidated balance sheets in accordance with ASC 480-10. In accordance with ASC 810-10-65, changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary shall be accounted for as equity transactions. The redeemable non-controlling interest was initially measured at the non-controlling interests’ share of the carrying amount of LDK SCT’s net assets as of June 3, 2011.

The difference between the measurement under ASC 810-10-65 of US$ 170,716 and the fair value of US$ 240,000 of the redeemable non-controlling interests was recorded in additional paid-in capital. Subsequently, the redeemable non-controlling interests is carried at the higher of (1) the initial carrying amount, increased or decreased for the non-controlling interests’ share of net income or loss or (2) the expected redemption value. The redemption value of redeemable non-controlling interests includes the principal subscription price of US$240,000, the 23% internal rate of return and the annual dividend of US$15 million. The change of the carrying amounts of the redeemable non-controlling interests is recognized as net income attributable to redeemable non-controlling interests in the consolidated statements of operations. Adjustments to reflect the current period change in the excess, if any, of the redeemable non-controlling interests’ redemption value over their ASC 810-10 measurement amount is recorded against permanent equity in retained earnings.

The change in the carrying amount of redeemable non-controlling interests for the years ended December 31, 2011 and 2012 is as follows:

December 31, 2011
Balance as of December 31, 2010	—
Recognition of redeemable non-controlling interests on June 3, 2011	170,716
Earnings attributable to the redeemable non-controlling interests	11,522
Foreign currency translation adjustment	2,866
Accretion to redemption value of redeemable non-controlling interests	34,590
Balance as of December 31, 2011	219,694

December 31, 2012
Balance as of December 31, 2011	219,694
Loss attributable to the redeemable non-controlling interests	(41,963)
Foreign currency translation adjustment	328
Accretion to redemption value of redeemable non-controlling interests	153,984
Payment of dividend to redeemable non-controlling interests	(8,749)
Balance as of December 31, 2012	323,294